UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2016

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Second Amended and Restated Stockholder Agreement

On September 21, 2016 (the “Grant Date”), the Compensation Committee of the Board of Directors (the “Board”) of Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), granted stock options to purchase 65,000 shares of Autobytel common stock, $0.001 par value (“Common Stock”), to Mr. Matías de Tezanos, a member of the Board and the Company’s Chief Strategy Officer, and stock options to purchase 65,000 shares of Common Stock to Mr. José Vargas, a member of the Board and the Company’s Chief Revenue Officer, in connection with each of Messrs. de Tezanos’ and Vargas’ service as officers of the Company. The exercise price for the foregoing stock options is $16.82, which was the closing price for the Common Stock on the Grant Date as reported on The Nasdaq Capital Market. Thirty-three and one-third percent (33 1/3%) of the options shall vest on the first anniversary of the Grant Date and one thirty-sixth (1/36th) will vest ratably thereafter for the following twenty-four (24) months ending on the third anniversary of the Grant Date. The vesting of these stock options: (i) may accelerate upon a change in control of Autobytel in accordance with the Autobytel Inc. Amended and Restated 2014 Equity Incentive Plan (“Plan”) and the applicable stock option award agreements; and (ii) will accelerate in the event the optionee’s service as an officer of the Company is terminated without cause by the Company or for good reason by the officer (as such terms are defined in the applicable stock option award agreements). The foregoing stock options were granted pursuant to the Plan and were contingent upon the Board authorizing, and Messrs. de Tezanos and Vargas each becoming a party to and executing, a Second Amended and Restated Stockholder Agreement, which agreement was authorized by the Board and was executed and became effective as of October 19, 2016 (the “Stockholder Agreement”).

Additionally, the Board authorized Mr. de Tezanos and Mr. Vargas, each individually, to purchase up to 100,000 shares of Common Stock in open market transactions; provided that any such purchases comply with the terms of the Stockholder Agreement, Autobytel’s Securities Trading Policy, and applicable law, rules and regulations.

The foregoing descriptions of the Stockholder Agreement and stock option grants are not complete and are qualified in their entirety by reference to the Stockholder Agreement, Stock Option Award Agreement (Non-Qualified Stock Option), effective as of September 21, 2016, by and between Autobytel Inc. and Mr. de Tezanos, and the Employee Stock Option Award Agreement (Non-Qualified Stock Option), effective as of September 21, 2016, by and between Autobytel Inc. and Mr. Vargas, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Tax Benefit Preservation Plan Exemption

In connection with the execution of the Stockholder Agreement, the Board exercised its discretionary authority under the Company’s Tax Benefit Preservation Plan (“NOL Plan”) to deem the restricted stockholder parties to the Stockholder Agreement not to be an “Acquiring Person” (as defined in the NOL Plan) and to grant an exemption under the NOL Plan to permit the foregoing stock option grants to, and open market purchase transactions by, Messrs. de Tezanos and Vargas, subject to and in reliance upon, the restricted stockholder parties entering into and remaining in compliance with the terms and conditions set forth in the Stockholder Agreement.

The foregoing description of the NOL Plan does not purport to be complete and is qualified in its entirety by reference to the Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan, dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761).

Item 9.01	Financial Statements and Exhibits.

(d)
Exhibits

10.1	Second Amended and Restated Stockholder Agreement, made as of October 19, 2016, by and among Autobytel Inc. and the parties set forth on the signature pages thereto

10.2	Stock Option Award Agreement (Non-Qualified Stock Option), effective as of September 21, 2016, by and between Autobytel Inc. and Matías de Tezanos

10.3	Employee Stock Option Award Agreement (Non-Qualified Stock Option), effective as of September 21, 2016, by and between Autobytel Inc. and José Vargas

10.4
Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan, dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2016	AUTOBYTEL INC.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1	Second Amended and Restated Stockholder Agreement, made as of October 19, 2016, by and among Autobytel Inc. and the parties set forth on the signature pages thereto

10.2	Stock Option Award Agreement (Non-Qualified Stock Option), effective as of September 21, 2016, by and between Autobytel Inc. and Matías de Tezanos

10.3	Employee Stock Option Award Agreement (Non-Qualified Stock Option), effective as of September 21, 2016, by and between Autobytel Inc. and José Vargas

10.4
Tax Benefit Preservation Plan dated as of May 26, 2010 between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, together with the following exhibits thereto: Exhibit A – Form of Right Certificate; and Exhibit B – Summary of Rights to Purchase Shares of Preferred Stock of Autobytel Inc., which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on June 2, 2010 (SEC File No. 000-22239), as amended by Amendment No. 1 to Tax Benefit Preservation Plan, dated as of April 14, 2014, between Autobytel Inc. and Computershare Trust Company, N.A., as rights agent, which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on April 16, 2014 (SEC File No. 001-34761), together with the Certificate of Adjustment Under Section 11(m) of the Tax Benefit Preservation Plan, which is incorporated herein by reference to Exhibit 4.3 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed with the SEC on November 8, 2012 (SEC File No. 001-34761)